Exhibit 99.1

MATADOR RESOURCES COMPANY ANNOUNCES EXPIRATION AND RESULTS

OF CASH TENDER OFFER FOR ANY AND ALL OF ITS OUTSTANDING 6.875% SENIOR NOTES DUE 2028

DALLAS, Texas, March 5, 2026 -- Matador Resources Company (NYSE: MTDR) (“Matador”) today announced the expiration and results of its previously announced cash tender offer (the “Tender Offer”) to purchase any and all of the $500 million outstanding aggregate principal amount of its 6.875% Senior Notes due 2028 (the “Notes”).

The Tender Offer expired at 5:00 p.m., New York City time, on March 4, 2026 (the “Expiration Time”). As of the Expiration Time, an aggregate principal amount of $419,705,000, or approximately 84%, of the Notes were validly tendered and not validly withdrawn, which amount excludes $4,530,000 aggregate principal amount of the Notes that remain subject to guaranteed delivery procedures described in the Offer to Purchase and the Notice of Guaranteed Delivery (each as defined below). Matador has accepted for purchase all Notes validly tendered prior to the Expiration Time pursuant to the Tender Offer and expects to pay the consideration (the “Consideration”) for such Notes on March 5, 2026 (the “Settlement Date”). Matador also expects to accept for purchase all Notes that remain subject to guaranteed delivery procedures and to pay the Consideration for such Notes on March 9, 2026.

The Consideration to be paid for the Notes is $1,019.75 for each $1,000 principal amount of the Notes validly tendered and accepted for purchase pursuant to the Tender Offer, plus an amount equal to any accrued and unpaid interest up to, but not including, the Settlement Date. For the avoidance of doubt, interest on the Notes will cease to accrue on the Settlement Date for all Notes accepted in the Tender Offer. All Notes accepted in the Tender Offer will be canceled and retired by Matador.

Matador intends to exercise its optional right, under the indenture governing the Notes, to redeem any Notes outstanding on April 15, 2026 and, in accordance therewith, to satisfy and discharge its obligations under such indenture.

The Tender Offer is being made pursuant to the terms and conditions contained in the offer to purchase (the “Offer to Purchase”) and related notice of guaranteed delivery (the “Notice of Guaranteed Delivery”), each dated February 26, 2026, copies of which may be requested from the information agent for the Tender Offer, Global Bondholder Services Corporation, at (212) 430-3774 (brokers and banks) and (855) 654-2015 (all others; toll-free), by email at contact@gbsc-usa.com or via the following web address: http://www.gbsc-usa.com/Matador. BofA Securities, Inc. is acting as Dealer Manager for the Tender Offer. Questions regarding the Tender Offer may be directed to the Dealer Manager at (980) 388-3646 (collect) and (888) 292-0070 (toll-free), or by email at debt_advisory@bofa.com.

This press release is for informational purposes only, does not constitute a notice of redemption or satisfaction and discharge under the indenture governing the Notes and is neither an offer to sell nor a solicitation of an offer to buy any security, nor a solicitation for an offer to purchase any security, including the Notes, nor does it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Matador Resources Company

Matador is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with an emphasis on oil and natural gas shale and other unconventional plays. Its current operations are focused primarily on the oil and liquids-rich portion of the Wolfcamp and Bone Spring plays in the Delaware Basin in Southeast New Mexico and West Texas. Matador also has operations in the Haynesville shale and Cotton Valley plays in Northwest Louisiana. Additionally, Matador conducts midstream operations in support of, and to provide flow assurance for, its exploration, development and production operations and provides natural gas processing, oil transportation services, oil, natural gas and produced water gathering services and produced water disposal services to third parties.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project,” “hypothetical,” “forecasted” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, risks and uncertainties related to the capital markets generally, as well as the following risks related to financial and operational performance: general economic conditions, including the effects of inflation and interest rates; tariffs and trade tensions; the Company’s ability to execute its business plan, including whether its drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; its ability to replace reserves and efficiently develop current reserves; the operating results of the Company’s midstream oil, natural gas and water gathering and transportation systems, pipelines and facilities, the acquiring of third-party business and the drilling of any additional salt water disposal wells; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids or the construction, expansion or operation of the Company’s midstream assets; delays and other difficulties related to regulatory and governmental approvals and restrictions; impact on the Company’s operations due to seismic events; its ability to make acquisitions on economically acceptable terms; its ability to integrate acquisitions; disruption from the Company’s acquisitions making it more difficult to maintain business and operational relationships; significant transaction costs associated with the Company’s acquisitions; the risk of litigation and/or regulatory actions related to the Company’s acquisitions; availability of sufficient capital to execute its business plan, including from future cash flows, capital markets, available borrowing capacity under its credit facility and otherwise; the operating results of, and the availability of any potential distributions from, our joint ventures; weather conditions, environmental conditions and natural disasters; evolving cybersecurity risks; and the other factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K. Matador undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contact Information

Mac Schmitz

Senior Vice President – Investor Relations

investors@matadorresources.com

(972) 371-5225